                                                                    Exhibit 10.6

       [GRAPHIC OMITTED]
        PPG INDUSTRIES                    PPG Industries, Inc.
                                          440 College Park Drive
                                          Monroeville, Pennsylvania 15146 USA
                                          Telephone (724) 325-5903
                                          Fax (724) 325-5940
                                          elias@ppg.com

                                          RICHARD C. ELIAS
                                          Vice President, Optical Products




December 22, 2004                                           UDC/PPG CONFIDENTIAL



Mr. Steven V. Abramson
President
Universal Display Corporation
375 Phillips Boulevard
Ewing, NJ 08618


RE: Fifth Amendment of the DEVELOPMENT AND LICENSE AGREEMENT which was entered into and effective October 1, 2000 by and between PPG INDUSTRIES, INC. ("PPG"), and UNIVERSAL DISPLAY CORPORATION ("UDC"), and previously amended March 2001, December 2002, January 2003 and April 2003 (as amended, the "Development & License Agreement").
         --------------------------------------------------------------------

Dear Mr. Abramson:

The purpose of this letter is to amend the Development & License Agreement with regard to the notice period for non-renewal of the Initial Term or a Renewal Term and various matters regarding the Development Team and compensation, as set forth herein. [The confidential material contained herein has been omitted and has been separately filed with the Commission.]

Therefore, intending to be legally bound, PPG and UDC hereby agree to this Fifth Amendment of the Development & License Agreement, effective on January 1, 2005. Except as expressly set forth herein, all capitalized terms have the meanings given in the Development & License Agreement. Except as expressly set forth herein, the Development & License Agreement shall remain unchanged and shall continue in full force and effect.

1. Article 3 of the Development & License Agreement is amended by adding a new
Article 3.7, as follows:

Steven V. Abramson, President                              UDC/PPG CONFIDENTIAL
Universal Display Corporation
December 22, 2004
Page 2


         3.7 Notwithstanding anything to the contrary in this Agreement, for the period from January 1, 2005 through December 31, 2005:

                  3.7.1 The Development Team shall report to [The confidential material contained herein has been omitted and has been separately filed with the Commission.], who in turn shall report to the PPG Director, Optical Products R&D. PPG shall provide at least [The confidential material contained herein has been omitted and has been separately filed with the Commission.], but not more than [The confidential material contained herein has been omitted and has been separately filed with the Commission.], full-time chemists. PPG shall make available the part-time services of [The confidential material contained herein has been omitted and has been separately filed with the Commission.], subject to UDC's approval.

                  3.7.2 Upon 90 days' prior written notice from UDC, PPG shall reduce the Development Team staffing level from [The confidential material contained herein has been omitted and has been separately filed with the Commission.] to [The confidential material contained herein has been omitted and has been separately filed with the Commission.] full-time chemists [The confidential material contained herein has been omitted and has been separately filed with the Commission.]

2. Article 3A.3.2 of the Development Agreement is amended and restated as follows:

         3A.3.2 Notwithstanding anything to the contrary in this Agreement, for the period from January 1, 2005 through December 31, 2005, PPG shall invoice UDC for: (a) PPG's conversion costs to supply Primary Development Chemicals and Ancillary Development Chemicals to UDC for reactor and/or purification unit time as per Exhibit A of the Supply Agreement; (b) all analytical charges as customarily billed by the analytical department (excluding Development Team charges) to PPG's Optical Products business unit; and (c) in the event that PPG enters into an agreement [The confidential material contained herein has been omitted and has been separately filed with the Commission.] for the supply of OLED materials to PPG which PPG converts into Development Chemicals supplied to UDC hereunder, and in lieu of invoicing UDC for such costs under Article 3A.3.1, PPG's out-of-pocket cost to purchase such OLED materials [The confidential material contained herein has been omitted and has been separately filed with the Commission.]. PPG shall use reasonable efforts to minimize all of the costs and charges under (a) through (c) above without reducing the quality of services and materials provided to UDC. In addition, PPG shall provide UDC with such reports and other supporting documentation as UDC may reasonably request in connection with monitoring such costs and charges and PPG's efforts to reduce the same.

Steven V. Abramson, President                              UDC/PPG CONFIDENTIAL
Universal Display Corporation
December 22, 2004
Page 3



3. Article 3A.3.3 of the Development Agreement is amended and restated as follows:

         3A.3.3 (a) Costs set forth Article 3A.3.2(a) shall be reported to UDC monthly and invoiced quarterly within [The confidential material contained herein has been omitted and has been separately filed with the Commission.] days following the close of each calendar quarter, with payment due [The confidential material contained herein has been omitted and has been separately filed with the Commission.] days from the date of the invoice. The form of payment shall be 100% in cash, or at UDC's option, a combination of cash and stock calculated as follows: (a) the number of duly authorized, validly issued fully paid and non-assessable shares of UDC Common Stock as is the quotient of (i) an amount representing up to 50% of the invoice price divided by (ii) the average closing price for UDC Common Stock, as set forth in the NASDAQ National market listing of The Wall Street Journal, for the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] trading days prior to the close of that calendar quarter (the "[The confidential material contained herein has been omitted and has been separately filed with the Commission.] Day Average"); plus (ii) the difference between the invoice price and the amount set forth in (a)(i) above. Notwithstanding the foregoing, if the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Day Average is less than [The confidential material contained herein has been omitted and has been separately filed with the Commission.], then the form of payment shall be 100% in cash.

         (b) Costs set forth in Article 3A3.2(b) shall be invoiced quarterly within [The confidential material contained herein has been omitted and has been separately filed with the Commission.] days following the end of each calendar quarter with payment in cash due [The confidential material contained herein has been omitted and has been separately filed with the Commission.] days from the date of invoice.

         (c) Costs set forth in Article 3A.3.2(c) shall be invoiced quarterly within [The confidential material contained herein has been omitted and has been separately filed with the Commission.] days following the end of each calendar quarter with payment in cash due [The confidential material contained herein has been omitted and has been separately filed with the Commission.] days from the date of invoice.

         (d) Costs set forth in Articles 3A3.2(b) and (c) shall be combined by PPG on the same invoice.

4. Article 10 of the Development Agreement is amended by adding a new Article 10.10, as follows:

         10.10 Notwithstanding anything to the contrary in this Agreement, for the period from January 1, 2005 through December 31, 2005:

Steven V. Abramson, President                              UDC/PPG CONFIDENTIAL
Universal Display Corporation
December 22, 2004
Page 4


                  10.10.1 The approved 2005 Development Team budget as agreed to by the parties is attached as Schedule 10.10.1. All work to be performed by [The confidential material contained herein has been omitted and has been separately filed with the Commission.] shall be approved in writing by UDC. The billing rates for services provided by these individuals shall be [The confidential material contained herein has been omitted and has been separately filed with the Commission.].

                  10.10.2 UDC shall pay for services performed under the approved Development Team budget for each calendar quarter [The confidential material contained herein has been omitted and has been separately filed with the Commission.]. Except as otherwise expressly set forth herein, PPG Actual Expenses for each calendar quarter shall be determined in a manner consistent with past practices under this Agreement. In addition, PPG shall provide UDC with such reports and other supporting documentation as UDC may reasonably request in connection with monitoring the PPG Actual Expenses for each calendar quarter.

                  10.10.3 Within [The confidential material contained herein has been omitted and has been separately filed with the Commission.] days following the close of each calendar quarter, PPG shall invoice UDC for the combined amounts set forth in Articles 10.10.1 and 10.10.2 above for that calendar quarter. Within [The confidential material contained herein has been omitted and has been separately filed with the Commission.] days following the date of the invoice, UDC shall deliver to PPG the number of duly authorized, validly issued fully paid and non-assessable shares of UDC Common Stock as is the quotient of
(a) such combined amounts divided by (b) the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Day Average. In the event that the [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Day Average is less than [The confidential material contained herein has been omitted and has been separately filed with the Commission.], then UDC shall deliver to PPG cash in an amount equal to the aggregate value of UDC Common Stock deliverable to PPG under the first sentence of this Article 10.10.3.

                  10.10.4 Notwithstanding anything in the Agreement to the contrary, no Warrants shall be issued for the services rendered by PPG during the period of January 1, 2005 through December 31, 2005.

5. Article 13.1 of the Development Agreement is amended and restated as follows:

                  13.1 The initial term (the "Initial Term") of this Agreement shall be from the Effective Date through December 31, 2005. Thereafter, the term of this Agreement shall be extended automatically for additional 12 month periods (each, a "Renewal Term") unless and until either party provides the other with at least 9 months' prior written notice that this Agreement shall expire at the end of the Initial Term or the upcoming Renewal Term, as applicable.

Steven V. Abramson, President                              UDC/PPG CONFIDENTIAL
Universal Display Corporation
December 22, 2004
Page 5

6. This Amendment takes effect only on the condition that the parties execute the First Amendment of the Supply Agreement of even date herewith.

7. To the extent of any inconsistency between the terms of the Development Agreement and the terms of this Amendment, the terms of this Amendment shall prevail.

If UDC agrees to the foregoing, please have its authorized representative execute the two enclosed originals of this Amendment and return one to me.

Very truly yours,

/s/ Richard C. Elias

Richard C. Elias
On behalf of PPG Industries, Inc.


ACKNOWLEDGED AND AGREED TO:

On behalf of Universal Display Corporation


By:       /s/ Steven V. Abramson
    ---------------------------------
Name:         Steven V. Abramson
      -------------------------------
Title:    President
       ------------------------------
Date:     Dec. 28, 2004
      -------------------------------

                                                                    Exhibit 10.6




                                SCHEDULE 10.10.1
                             DEVELOPMENT TEAM BUDGET
                                      2005



                                                            BUDGET
                                                            ------
SALARY & BENEFITS                                           $976,000
EMPLOYEE EXPENSES                                            $20,000
ANALYTICAL COST                                             $234,000
MATERIAL & LAB SUPPLY COST                                  $270,000
RESEARCH OVERHEAD & DEPRECIATION                            $378,000
PATENT EXPENSES @ UDC REQUEST                                     $0
                             TOTAL                        $1,878,000

Budget Basis:

o   Six PhD or BS Chemists
o   Three Technicians (BS Chemists)
o   One UDC PhD - One month (analytical and material & lab cost only)
o   Salary & Benefits - Based on projected 2005 salaries and benefit charge.
o   Analytical Cost - Based on 2004 recent history
o   Material & Lab Supply Cost - Based on 2004 history
o   Travel Cost - Based on 2004 history
o   No UDC Requested Patent Help





Frank Heinemann
November 16, 2004